UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2004

NEW PLAN EXCEL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)

420 Lexington Avenue, 7th Floor New York, New York (Address of principal executive offices)		10170 (Zip Code)

(212) 869-3000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.              Material Modification to Rights of Security Holders.

                                To the extent the disclosure requirements of Item 3.03 are applicable to the matters discussed below in Item 8.01 of this Current Report on Form 8-K, the disclosure contained below in Item 8.01 is incorporated herein by reference.

Item 8.01.              Other Events.

                                On December 17, 2004, New Plan Excel Realty Trust, Inc. (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) with U.S. Bank Trust National Association (as successor to State Street Bank and Trust Company), as trustee (the “Trustee”), to the Indenture dated as of February 3, 1999, by and among the Company, New Plan Realty Trust, as guarantor, and the Trustee, relating to the Company’s 3.75% Convertible Senior Notes due 2023 (the “Convertible Notes”).  Pursuant to the Supplemental Indenture, the Company (i) irrevocably elected to pay cash for any Convertible Notes to be purchased at the option of the holders thereof on a Purchase Date (as defined in an officers’ certificate of the Company dated as of May 19, 2003 (the “Officers’ Certificate)), or to be purchased at the option of the holders upon the occurrence of a Fundamental Change (as defined in the Officers’ Certificate), and surrendered the power to satisfy such amount in shares of common stock of the Company (“Common Stock”) or a combination of cash and Common Stock and (ii) irrevocably elected to satisfy 100% of the principal amount of any Convertible Notes surrendered for conversion in cash, and surrendered the power to satisfy such amount in Common Stock.

                The foregoing description of the Supplemental Indenture is qualified in its entirety by the full terms and conditions of the Supplemental Indenture, a copy of which has been filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

Exhibit Number	Description

4.1

Supplemental Indenture, dated as of December 17, 2004, by and between the Company and U.S. Bank Trust National Association (as successor to State Street Bank and Trust Company), as trustee (the “Trustee”), to the Indenture dated as of February 3, 1999, by and among the Company, New Plan Realty Trust, as guarantor, and the Trustee

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.

Date: December 22, 2004	By:	/s/ Steven F. Siegel
Steven F. Siegel
Executive Vice President, General Counsel and Secretary

Exhibit Number	Description

4.1

Supplemental Indenture, dated as of December 17, 2004, by and between the Company and U.S. Bank Trust National Association (as successor to State Street Bank and Trust Company), as trustee (the “Trustee”), to the Indenture dated as of February 3, 1999, by and among the Company, New Plan Realty Trust, as guarantor, and the Trustee